Exhibit 10.1
SECOND AMENDMENT TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT

This second amendment (this “Amendment”) to that certain Amended and Restated Executive Employment Agreement, dated March 13, 2019, as amended by that certain Amendment to Amended and Restated Executive Employment Agreement, dated February 13, 2020 (the “February 2020 Amendment”) (collectively, the “Agreement”) by and between Paula Ragan, Ph.D (“Employee”) and X4 Pharmaceuticals, Inc. (the “Company”) is entered into as of this 15th day of April, 2020.

WHEREAS, an error was included in the February 2020 Amendment and Employee and the Company desire to correct such error.

In consideration and in furtherance of Employee’s continued at-will employment with the Company, Employee and the Company agree as follows:
1.The below existing language in Section 4(b)(i) and (4(b)(ii) of the Agreement shall be entirely replaced by the replacement language beneath it:

Existing language: “(i) Company shall pay Executive an amount equal to continuation of Executive’s monthly Base Salary for a six (6) month period, with such payments to be made in accordance with Company’s normal payroll practices and schedules, less all customary and required taxes and employment-related deductions; provided, however, that if Executive’s resignation or termination under this Section occurs within twelve (12) months after a Change of Control (as defined below), then the Company shall instead pay Executive an amount equal to continuation of Executive’s monthly Base Salary for an eighteen (18) month period, with such payments to be made in accordance with Company’s normal payroll practices and schedules, less all customary and required taxes and employment-related deductions.

(ii) Company shall pay Executive a pro-rata portion of Executive’s at-target Annual Bonus for the calendar year in which the termination occurs based on the period worked by Executive during such calendar year prior to termination, with such payment to be made in on one lump sum in accordance with Company’s normal payroll practices and schedules, less all customary and required taxes and employment-related deductions; provided, however, that if Executive’s resignation or termination under this Section occurs within twelve (12) months after a Change of Control (as defined below), then the Company shall instead pay Executive an amount equal to Executive’s full Annual Bonus for the calendar year in which the termination occurs in advance of such Annual Bonus being earned, with such payment to be made in on one lump sum in accordance with Company’s normal payroll practices and schedules, less all customary and required taxes and employment-related deductions.

Replacement language: “(i) Company shall pay Executive an amount equal to continuation of Executive’s monthly Base Salary for a twelve (12) month period, with such payments to be made in accordance with Company’s normal payroll practices and schedules, less all customary and required taxes and employment-related deductions; provided, however, that if Executive’s resignation or termination under this Section occurs within twelve (12) months after a Change of Control (as defined below), then the Company shall instead pay Executive an amount equal to continuation of Executive’s monthly Base Salary for an eighteen (18) month period, with such payments to be made in accordance with Company’s normal payroll practices and schedules, less all customary and required taxes and employment-related deductions.

(ii) Company shall pay Executive a pro-rata portion of Executive’s at-target Annual Bonus for the calendar year in which the termination occurs based on the period worked by Executive during such calendar year prior to termination, with such payment to be made in on one lump sum in accordance with Company’s normal payroll practices and schedules, less all customary and required taxes and employment-related deductions; provided, however, that if Executive’s resignation or termination under this Section occurs within twelve (12) months after a Change of Control (as defined below), then the Company shall instead pay Executive an amount equal to Executive’s full Annual Bonus for the calendar year in which the termination occurs in advance of such Annual Bonus being earned, with such payment to be made in on one lump sum in accordance with Company’s normal payroll practices and schedules, less all customary and required taxes and employment-related deductions.

This Amendment may be executed in several counterparts, all of which taken together shall constitute one single agreement between the parties. Except as amended hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect.

Exhibit 10.1
IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

X4 Pharmaceuticals, Inc.	Paula Raga, Ph.D, an individual

By: /s/ Michael Wyzga	/s/ Paula Ragan
Name: Michael Wyzga	Paula Ragan, Ph.D
Title: Chairman of the Board